UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under ss. 240.14a-12

TOMBSTONE TECHNOLOGIES, INC.

10001 Woodloch Forest Drive, Suite 325

The Woodlands, TX 77380

Tel: (281) 825-5000 ext. 1300     fax: (281) 676-2067

 (Name of Registrant as Specified in Its Charter)

With copy to:

Joel Seidner

Attorney At Law

880 Tully Road #50

Houston, Texas 77079

tel:  (281) 493-1311

fax:  (281) 667-3292

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TOMBSTONE TECHNOLOGIES, INC.

10001 Woodloch Forest Drive, Suite 325

The Woodlands, TX 77380

tel. (281) 825-5000 ext. 1300   fax: (281) 676-2067

With copy to:

Joel Seidner

Attorney At Law

880 Tully Road #50

Houston, Texas 77079

tel:  (281) 493-1311

fax:  (281) 667-3292

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2011

To Our Stockholders:

The Annual Meeting of Stockholders of TOMBSTONE TECHNOLOGIES, INC., a Colorado corporation (the “Company”), will be held at 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380 on January 31, 2011 at 10:00 a.m. (CST), for the following purposes:

1.

To elect three directors for a term of one year each or until their successors are elected and qualified;

2.

To amend the Articles of Incorporation of the Company to provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing;

3.

To amend the Articles of Incorporation of the Company to change the name of the Company to HUNT GLOBAL RESOURCES, INC.;

4.

To amend the Articles of Incorporation of the Company to provide that there are authorized 500,000,000 shares of common stock;

5.

To ratify the appointment of Ham, Langston & Brezina LLP as the Company’s independent auditor for the fiscal years ending December 31, 2010 and 2011; and

6.

To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 24, 2010, which is the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please vote and sign, date and return the enclosed proxy card to us promptly.  Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

The person submitting a proxy may revoke it at any time before the final vote at the Annual Meeting by (a) executing and submitting a later-dated proxy card, (b) providing written notice of revocation to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

All stockholders are extended a cordial invitation to attend the Annual Meeting.

By Order of the Board of Directors

/s/ George T. Sharp

George T. Sharp, Director and CEO

The Woodlands, TX

December 24, 2010

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions by completing and signing the enclosed proxy card and returning it promptly in the enclosed addressed envelope.  Your mailing of a proxy card will not affect your right to vote in person if you attend the meeting.

PROXY STATEMENT

TOMBSTONE TECHNOLOGIES, INC.

10001 Woodloch Forest Drive, Suite 325

The Woodlands, TX 77380

tel. (281) 825-5000 ext. 1300     fax: (281) 676-2067

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 31, 2011

GENERAL INFORMATION

The proxy (the “Proxy”) included on the enclosed proxy card (the “Proxy Card”) is solicited by and on behalf of the Board of Directors of TOMBSTONE TECHNOLOGIES, INC. (the “Company,” “we,” “our,” and “us”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) at 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380 on January 31, 2011 at 10:00 a.m. (CST), and at any adjournment of the Annual Meeting.  This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about January 7, 2011.

There are five proposals being presented for your consideration at the Annual Meeting:

Proposal One:	The election of three directors for a term of one year each or until their successors are elected and qualified;

Proposal Two:

The amendment of the Articles of Incorporation of the Company to provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing;

Proposal Three:	The amendment of the Articles of Incorporation of the Company to change the name of the Company to HUNT GLOBAL RESOURCES, INC.;

Proposal Four:	The amendment of the Articles of Incorporation of the Company to provide that there are authorized 500,000,000 shares of common stock;

Proposal Five:	The ratification of the appointment of Ham, Langston & Brezina LLP as the Company’s independent auditor for the fiscal years ending December 31, 2010 and 2011.

As of the mailing date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those set forth above, that may be presented for action at the Annual Meeting.  If other matters are properly presented, however, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials, consisting of the Notice of Annual Meeting, the Proxy Statement, the Proxy Card, and our Annual Report on Form 10-K for the year ended December 31, 2009, by sending you this full set of proxy materials.  Our Annual Report on Form 10-K for the year ending December 31, 2010 (and the audited financial statements to be therein) has not been prepared at this time.

Stockholders may vote (i) by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed addressed envelope, or (ii) at the Annual Meeting in person. Proxies properly executed and delivered by stockholders (by mail as described above) and timely received by us will be voted at the Annual Meeting in accordance with the instructions contained therein.   IF A STOCKHOLDER PROVIDES A PROXY BUT GIVES NO INSTRUCTIONS, SUCH STOCKHOLDER’S SHARES WILL BE VOTED (1) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, (2) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH

ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING, (3) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC., (4) ”FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK, AND (5) “FOR” THE RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

If any other matters are properly presented at the Annual Meeting, the proxy holders will vote your Proxy in their discretion on such matters.  You may revoke your Proxy at any time prior to the voting of the Proxy by (a) executing and submitting a later-dated proxy, (b) providing written notice of revocation to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

The cost of soliciting Proxies, including the cost of preparing, assembling and mailing the proxy material to our stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of Proxies by telephone or by personal calls or by other means. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company’s common shares held of record by such persons, and the Company will reimburse them for their related charges and expenses.

The Board of Directors has set December 24, 2010 as the Record Date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

As of the Record Date, there were 34,093,578 shares of the Company's Common Stock (the “Common Stock”), issued and outstanding.  Each share of Common Stock is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting.  We have two series of preferred stock outstanding that vote along with the Common Stock on all matters requiring a vote of shareholders.   There are 125,000 shares of Series A Preferred Stock issued and outstanding.  Each share of Series A Preferred Stock has 208 votes.  Therefore the voting power of Series A Preferred Stock is an aggregate of 26,000,000 votes to be voted along with the Common Stock.  There are 125,000 shares of Series B Preferred Stock issued and outstanding.  Each share of Series A Preferred Stock has 248 votes.  Therefore the voting power of Series B Preferred Stock is an aggregate of 31,000,000 votes to be voted along with the Common Stock.  The total aggregate voting power of all issued and outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is 91,093,578 votes.

The presence, in person or by Proxy, of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock on the Record Date is necessary to constitute a quorum at the Annual Meeting.  Abstentions and “broker non-votes”, which are discussed more fully below, will be treated as shares present at the Annual Meeting for purposes of determining a quorum.

Directors are elected by a plurality of the votes present in person or represented by Proxy at the Annual Meeting and entitled to vote with a quorum present.  The three persons who receive the greatest number of votes represented in person or by Proxy at the Annual Meeting will be elected Directors of Company.  There is no cumulative voting for our Directors or for any other proposal in this proxy statement.

Proposal One:	The election of three directors for a term of one year each or until their successors are elected and qualified;

The approval of the following proposals, as well as any other matter properly submitted to stockholders for their consideration at the Annual Meeting, will be approved if a majority of the votes cast at the Annual Meeting are voted “FOR” these proposals:

Proposal Two:

The amendment of the Articles of Incorporation of the Company to provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing;

Proposal Three:	The amendment of the Articles of Incorporation of the Company to change the name of the Company to HUNT GLOBAL RESOURCES, INC.;

Proposal Four:	The amendment of the Articles of Incorporation of the Company to provide that there are authorized 500,000,000 shares of common stock;

Proposal Five:	The ratification of the appointment of Ham, Langston & Brezina LLP as the Company’s independent auditor for the fiscal years ending December 31, 2010 and 2011.

Abstentions and broker non-votes will not be counted as votes cast.  Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board or the Chairperson of the Annual Meeting.

If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The enclosed Proxy Card requests authority for the proxy holders, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, Proxies received pursuant to this Proxy Statement will be voted in the same manner described in this Proxy Statement with respect to the original meeting.

There are no dissenter's rights of appraisal on any proposal referred to herein.

Available Information

Upon written request, we will provide, without charge, a copy of our Proxy Statement to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on the Record Date. Any request for a copy of this Proxy Statement should be mailed to George T. Sharp, CEO, Tombstone Technologies, Inc., 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380.

We file annual, quarterly and current reports, proxy statements and other information in accordance with the Securities Exchange Act of 1934, as amended, with the SEC.  You may read and copy any reports, proxy statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  In addition to these materials, we file electronically with the SEC are available at the SEC’s website at www.sec.gov.  The SEC’s website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  Information about the operation of the SEC’s public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON JANUARY 31, 2011

Copies of our proxy materials for viewing only are posted on our website:

www.huntglobalresources.com/investor.html

PROPOSAL 1

ELECTION OF DIRECTORS

The present size of our Board of Directors is four persons.  Neil Cox and John Harris are not nominees for re-election to our Board of Directors.  At the Annual Meeting, the stockholders will have the opportunity to elect three members of the Board of the Company, each to a one-year term.  The Board has nominated George T. Sharp, Jewel S. Hunt and Lisa A. Hunt to serve as directors.

Directors of the Company serve a one-year term or until their successors are elected and qualified.  All of the aforementioned nominees currently serve as a director except Lisa A. Hunt and all have indicated their willingness to  serve as a director if elected.  However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted for the election of a substitute nominee selected by the proxy holders.

The affirmative vote of a plurality of the shares represented at the Annual Meeting is required to elect a director.  Cumulative voting is not permitted in the election of directors.  In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy “FOR” the persons named as management’s nominees for directors of the Company.

Board of Directors

The following table sets forth the name, age, and positions and offices with us of each of our Directors as of the date of this Proxy Statement and nominees for Director.  The expiration of each of their current terms as our directors expires at the next annual meeting of our stockholders.  There is no family relationship between or among any of the Directors and our Executive Officers except that Jewel S. Hunt is married to Lisa A. Hunt.  Board vacancies are filled by a majority vote of the Board.  We do not have an Audit Committee, a Compensation Committee, or a Nomination Committee.   We do not have any independent directors.  However, we continue to seek candidates for independent directors.

We anticipate that all Director nominees will be present at the annual meeting of shareholders.

Name	Position	Age

Jewel S. Hunt	Chairman of the Board, Director, Secretary	54
George T. Sharp	CEO and Director	68
Lisa A. Hunt	Nominee for Director, President	50
John N. Harris (*)	Director	63
Neil A. Cox (*)	Director	63

(*)     Not standing for re-election.

Jewel S. Hunt.  On October 29, 2010, Mr. Hunt was appointed as our Chairman of the Board and a Director and Secretary.  Mr. Hunt is the husband of Lisa A. Hunt, the President and Secretary of the Company.  Prior to that, he was a co-founder and the Chairman of the Board of Hunt Global Resources, Inc. which we acquired in October 2010.  Mr. Hunt has an executive and management background, encompassing running an industry-leading firm as well as being highly involved in its international operations.  Mr. Hunt has served as the chief executive of a family business.  He has executive experience as a specialist in industrial plant manufacturing production processes and managing operations globally. Along with other business interests, Mr. Hunt manages family real estate holdings.

George T. Sharp. On October 29, 2010, Mr. Sharp, was appointed as the Chief Executive Officer and Director of the company.  Prior to that, he was a co-founder and the Chief Executive Officer of Hunt Global Resources, Inc.  Mr. Sharp is an entrepreneur with 35 years executive experience at the Chief Executive Officer and President level.  He has founded a number of companies, having taken several of them public.  He is a former leverage buyout specialist.

Lisa A. Hunt.  On October 29, 2010, Ms. Hunt was appointed the President of the company.  Prior to that, she was a co-founder and the President and Secretary of Hunt Global Resources, Inc.  Ms. Hunt is the wife of Mr. Jewel S. Hunt, a director of the Company.  Ms. Hunt has 28 years of executive experience at the corporate level, designing and implementing computer software systems, including the development Dynegy's energy trading systems, American Bridge Corp's accounting system, Compaq Computer's industrial operations management system and other systems for companies.  During the past four years, she has managed the development of the 350 acre property containing the sand and gravel reserves.  This has included supervising the design and construction of roads and the facility, along with managing relationships with the Environmental Protection Agency, Army Corps of Engineers, TECQ, etc.

John N. Harris.  Mr. Harris is currently a director who is not standing for re-election.  Mr. Harris began his career in the securities industry in 1971 with Newhard Cook & Co., a St. Louis based NYSE member firm.  Licensed both as a broker and principal, he ultimately managed brokerage offices for several regional NASD brokerage firms. Since 1985, he has been self-employed as a business consultant and as a private investor.  For the last 5 years Mr. Harris has been an independent financial consultant.

Neil A. Cox.  Mr. Cox is currently a director who is not standing for re-election.  Mr. Cox has more than 30 years experience in the securities and financial industry. Mr. Cox was a former officer and director of a regional broker-dealer and was involved with structuring, financing, and investment banking activities.  Since 2004, Mr. Cox has been an independent insurance broker (Life, Health, & Accident) who has represented many Life and Health Insurance Companies and is also an independent business consultant.  Mr. Cox received a Bachelor of Business Administration (BBA) from West Texas A&M University (formerly known as West Texas State University) in 1971.

Executive Officers

In addition to George T. Sharp, Jewel S. Hunt and Lisa A. Hunt, our other executive officers are:

Name	Position	Age

John N. Bingham	Acting Chief Financial Officer and Principal Accounting Officer	56
Gregory A. Enders	Subsidiary CEO of Hunt BioSolutions, Inc.	56
Gary S. Johnson	Subsidiary COO of Hunt BioSolutions, Inc.	53

John N. Bingham.  On October 29, 2010, Mr. Bingham was appointed as our Acting Chief Financial Officer and Principal Accounting officer.  Mr. Bingham is the Managing Director of Agility Financial Partners which is a provider of CFOs, financial/SEC reporting and corporate governance solutions and services to microcap and small cap public companies.  Mr. Bingham has acted or been employed in a CFO or Chief Accounting Officer role for several public companies, including Cambridge Royalty Company, Houston Biotechnology Incorporated, Physicians Resource Group, Inc., and North American Technologies, Inc.  Prior to that, Mr. Bingham worked for Arthur Andersen & Co.  Mr. Bingham has a BS in Accounting from the University of Houston at Clear Lake City and is a Certified Public Accountant.

Gregory A. Enders.  On December 31, 2009, Gregory Enders was appointed as our subsidiary Hunt BioSolutions, Inc.’s  Chief Executive Officer.  Prior to that, Mr. Enders served as the Chief Executive Officer and a Director of Momentum Biofuels (OTCBB: MMBF.OB) since October 20, 2007.  Mr. Enders has served as Chief Executive Officer of several public and private companies including Stratasoft, Inc., Commerciant Holdings, Inc., Intermat, Inc., Strategic Distribution, MRO Software, Inc., Integration Systems, Inc. (d/b/a Bizmart Computer Super Centers) and Computer Productivity, Inc.  From 2002 until October of 2007 Mr. Enders served on the Development Board of Texas A&M's Mays Business School.

Gary S. Johnson.  On December 31, 2009, Gary Johnson was appointed as our subsidiary Hunt BioSolutions, Inc.’s Chief Operating Officer. Prior to that, Mr. Johnson served as the Chief Operating Officer of Momentum Biofuels since October 16, 2007. Mr. Johnson has over 20 years of executive level management experience delivering products, services and solutions to Global 2000 clients.  Prior to joining Momentum, Mr. Johnson served as Vice President of Operations for Stratasoft, Inc., President of IHS-Intermat Solutions, Vice President of Operations with MRO Software and Vice President and General Manager of Integration Systems, Inc.  Mr. Johnson attended the University of Houston.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a plurality of the shares represented at the Annual Meeting is required to elect a director.  Cumulative voting is not permitted in the election of directors.  In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy “FOR” the persons named as nominees for directors of the Company.

The Board recommends a vote FOR the election of each of the nominees.

BOARD OF DIRECTORS

Board Meetings

The business affairs of the Company are managed under the direction of the Board of Directors.  The Board of Directors meets during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors.  It also holds special meetings as required from time to time when important matters arise.  The Board of Directors held meetings on 2 occasions during the year ended December 31, 2009.  The Board of Directors also took action by written consent on 2 occasions during the year ended December 31, 2009.  No incumbent director missed more than 75% of the meetings of the Board during that period of time.

Stockholder Communications

The Board has not adopted formal policies with regard to stockholder communications with individual Board members, nor have we adopted procedures whereby stockholders may make recommendations for nominations for director.

Director Independence

We do not have any independent directors.  However, we continue to seek candidates for independent directors.  We use SEC Rule 10A-3 and the NYSE Amex definition of Independent Director in determining whether a Director is independent in the capacity of Director and in the capacity as a member of a board committee.  In determining Director independence, we have not relied on any exemptions from any rule’s definition of independence.  In addition to the requirements of SEC Rule 10A-3 under the Securities Exchange Act of 1934, the NYSE Amex rules provide that "Independent Director" means a person other than an executive officer or employee of the company.

No Board Committees

We do not have an Audit Committee, a Compensation Committee, or a Nomination Committee.   We do not have any independent directors.  However, we continue to seek candidates for independent directors.

Section 16(A) Beneficial Ownership Reporting compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during year December 31, 2009, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics

We have not adopted a Code of Ethics at this time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 10, 2010 by (1) each person known by us to own beneficially more than five percent (5%) of our outstanding common stock, (ii) each of our officers and directors and (iii) all of our officers and directors as a group.  As of December 10, 2010, our shares outstanding included 34,093,578 shares of Common Stock, 125,000 shares of Series A Preferred (convertible into 26,000,000 shares of common stock), 125,000 shares of Series B Preferred Stock (convertible into 31,000,000 shares of common stock), and 10,265,999 stock options and warrants.

Title of Class	Name And Address of Beneficial Owner	Amount And Nature Of Beneficial Percent Ownership of Class (1)

Common Stock	John Harris (2) 5830 Highlands Drive Longmont, CO 80503	580,000	0.5%

Common Stock	Neil Cox (3) 5830 Highlands Drive Longmont, CO 80503	580,000	0.5%

Common Stock	Jewel S. Hunt (4) Suite 325 10001 Woodloch Forest Dr. The Woodlands, TX 77380	46,837,202	46.2%

Common Stock	Lisa A. Hunt (4) Suite 325 10001 Woodloch Forest Dr. The Woodlands, TX 77380	46,837,202	46.2%

Common Stock	George T. Sharp (5) Suite 325 10001 Woodloch Forest Dr. The Woodlands, TX 77380	551,186	0.5%

Common Stock	Crown Financial LLC (5) 2425 Fountainview Houston, TX 77057	5,840,874	5.8%

Common Stock	Gregory A. Enders (6) Suite 325 10001 Woodloch Forest Dr. The Woodlands, TX 77380	1,102,374	1.1%

Common Stock	Gary S. Johnson (7) 2425 Fountainview Houston, TX 77057	551,186	0.5%

Common Stock	Rick Richards (8) 7435 Hollister Road Houston, TX 77040	7,167,208	7.1%

Common Stock	Total officers and directors as a group of seven persons	56,142,822	55.4%

(1)   As if fully-diluted.

(2)   Mr. Harris is not standing for re-election as a Director.

(3)   Mr. Cox is not standing for re-election as a Director.

(4)   Jewel Hunt and Lisa Hunt are married to each other.  Jointly, they hold total of 8,738,416 shares of Common Stock, 50,654 shares of Series A Preferred Stock that are convertible into 10,536,024 shares of Common Stock, and, 111,140 shares of Series B Preferred Stock that are convertible into 27,562,762 shares of Common Stock.  Mr. Hunt directly holds 4,369,208 shares of Common Stock, 25,327 shares of Series A Preferred Stock that are convertible into 5,268,012 shares of Common Stock, and, 55,571 shares of Series B Preferred Stock that are convertible into 13,781,381 shares of Common Stock.  Ms Hunt directly holds 4,369,208 shares of Common Stock, 25,327 shares of Series A Preferred Stock that are convertible into 5,268,012 shares of Common Stock, and, 55,570 shares of Series B Preferred Stock that are convertible into 13,781,381 shares of Common Stock.

(5)   Mr. Sharp holds 249,890 shares of Common Stock, 1,449 shares of Series A Preferred Stock that are convertible into 301,296 shares of Common Stock.  Mr. Sharp is the principal owner of Crown Financial which holds 1,089,732 shares of Common Stock, 6,317 shares of Series A Preferred Stock that are convertible into 1,313,904 shares of Common Stock, and, 13,860 shares of Series B Preferred Stock that are convertible into 3,437,238 shares of Common Stock.

(6)   Mr. Enders is the Chief Executive Officer of Hunt BioSolutions, Inc., our subsidiary.  He holds 499,781 shares of Common Stock, and 2,897 shares of Series A Preferred Stock that are convertible into 602,593 shares of Common Stock.

(7)   Mr. Johnson is the Chief Operating Officer of Hunt BioSolutions, Inc., our subsidiary.  He holds 249,890 shares of Common Stock, and 1,449 shares of Series A Preferred Stock that are convertible into 301,296 shares of Common Stock.

(8)   Mr. Richards holds 3,308,326 shares of Common Stock, 15,514 shares of Series A Preferred Stock that are convertible into 3,226,882 shares of Common Stock, and, warrants to purchase 632,000 shares of common stock.

There are no shares of Common Stock or Preferred Stock pledged as security by any named executive officer, director, or director nominee.

We are not aware of any events which would cause a change of control.

EXECUTIVE COMPENSATION

Since inception, no compensation has been paid to the executive officers or directors.   We have no employee stock or stock option plans.  There are no employment contracts with our officers or directors.

Certain Transactions

On October 5, 2009, the Company entered into an agreement with Crown Financial LLC, a company providing advisory services that employs Mr. Sharp.  This agreement included a note payable to Crown Financial LLC in the amount of $500,000.  The Company will pay Crown Financial LLC a total of $500,000 plus interest at the rate of 8% until paid in full for past advisory services.

The Company further agreed to compensate Crown Financial LLC for future services beginning October 1, 2009 through December 31, 2012 as follows:

Period	Amount

October through December 2009	$36,000
Year ending December 31, 2010	240,000
Year ending December 31, 2011	360,000
Year ending December 31, 2012	600,000

Total due under the agreement	$1,236,000

The service agreement with Crown is non-cancelable and is fully collateralized by our assets.  All payments due under this agreement are due semi-monthly. If payments are not paid within ten days of the date due or if the Company elects to terminate the agreement for any reason, all payments due under the contract will be accelerated and be due to be paid in full.  Further, the Company waived all notice in the event of foreclosure notices on assets.

Our major asset is the right to surface mine 350 acres of land for sand and gravel mining. The land is owned by Jewel and Lisa Hunt.  The surface mining rights agreement provides for the payment of a royalty to the Jewel and Lisa Hunt equal to 10 percent of the sold price of all products mined, processed, removed or manufactured and sold from the property.  On December 1, 2008, the Company's board of directors approved the prepayment of royalties to Jewel and Lisa Hunt, not to exceed $450,000 per year. Based on the board's actions, the Company made advanced or prepaid royalty payments to Jewel and Lisa Hunt of $274,276, and $4,000 during the year ended December 31, 2009, and the period from inception, December 1, 2008, through December 31, 2008, respectively.

Jewel and Lisa Hunt maintain a satellite office that is used for Company business. This office is responsible for property maintenance, security and computer operations and is located near the property subject to surface mining rights.  On December 1, 2008, the Company approved a payment of rent to Jewel and Lisa Hunt of $9,000 per month.  The Company also paid expenses on behalf of the Hunts totaling $306 and $21,395, respectively during the year ended December 31, 2009, and the period from inception, December 1, 2008, through December 31, 2008.

On October 29, 2010, John Bingham became the Acting CFO for the Company.  Under the Company's current agreement with Mr. Bingham’s financial consulting company, Agility Business Partners LLC, the Company will pay Agility for Mr. Bingham's services at $150 an hour for services performed on behalf of the Company.

PROPOSAL 2

APPROVAL AND ADOPTION OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING.

Situations may arise in the future requiring shareholder action by shareholder vote at a meeting of shareholders.  The amendment would allow the Board to seek the written consent of a majority of shareholders to take corporate action in lieu of a meeting of shareholders.  Also, the amendment would allow a majority of shareholders to take action without seeking Board approval.  The same type of majority of votes as may be required for shareholder action at a meeting would be necessary to take action by written shareholder consent.  The Board believes that the ability to take shareholder action by consent would allow us to reduce our costs and to take corporate action rapidly since a shareholder meeting may not be necessary if there is a majority written consent of shareholders to take action.  At the present time, there are ten shareholders who in the aggregate would hold sufficient voting power to carry out shareholder action by written consent if the amendment passed.  Under this proposal a majority of shareholders could also take corporate action by submitting written majority consent without prior board approval.

The Board does not know of any corporate action in the proximate future that would be done by majority shareholder written consent.  The terms of the issuance of common stock in the future will be determined by the board.

The language of the proposed amendment is as follows:

“The Company hereby amends its Articles of Incorporation to provide that whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, the meeting and vote of stockholders may be dispensed with if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.”

The Board recommends a vote FOR the amendment.

PROPOSAL 3

APPROVAL AND ADOPTION OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC.

In October 2010 we acquired a private company named Hunt Global Resources, Inc., a Texas corporation, which is now our wholly-owned subsidiary.  We are a Colorado corporation.  The Board desires to change our name to Hunt Global Resources, Inc. since most of our present operations relate to the operations of our wholly-owned subsidiary.  The affirmative vote of a majority of the votes cast at the meeting is required for ratification.

The language of the proposed amendment is as follows:

“The new entity name:

Hunt Global Resources, Inc.”

The Board recommends a vote FOR the amendment

PROPOSAL 4

APPROVAL AND ADOPTION OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK.

We presently have authorized 100,000,000 shares of common stock.  The Board desires to amend the Articles of Incorporation of the Company to provide that there are authorized 500,000,000 shares of common stock.  As a result of our acquisition of our wholly-owned subsidiary, Hunt Global Resources, Inc., a Texas corporation, we have issued, reserved or will issue and reserve all of the presently available 100,000,000 shares of authorized common stock.  The Board believes that increasing the number of authorized shares of common stock will provide the Company with common stock to use as payment for future acquisitions.  At the present time there are no likely, probable or definitive acquisitions, nor do we have any likely, probable or definitive uses for the additional authorized shares of common stock.

As we issue more shares of common stock your percentage ownership of the Company will decrease and as a result your voting power will decrease.  As we issue more shares, any funds we may use for dividends will have to be distributed among more shares of common stock and you will receive a smaller dividend.  The Company has never paid a dividend and does not intend to pay a dividend in the foreseeable future.  The Company intends to use any funds that otherwise may be available for dividends as working capital to expand operations.  The affirmative vote of a majority of the votes cast at the meeting is required for ratification.

The language of the proposed amendment is as follows:

“The Company hereby amends its Articles of Incorporation to authorized 500,000,000 shares of common stock.”

Description of Common Stock

All shares of common stock, no par value, are equal to each other with respect to voting, liquidation, and dividend rights.  Special shareholders' meetings may be called by the executive officers or directors, or upon the request of holders of at least one-tenth of the outstanding shares of common stock.  Holders of common stock are entitled to one vote at any shareholders meeting for each share of common stock that they own as of the record date fixed by the board of directors.  Holders of shares of common stock are entitled to receive such dividends as may be declared by the board of directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to holders of common stock.  There are no conversion rights, pre-emptive rights, subscription rights or cumulative voting rights or privileges with respect to shares of common stock.

The Board recommends a vote FOR the amendment

As a result of our acquisition of our wholly-owned subsidiary Hunt Global Resources, Inc., a Texas corporation, in October 2009, the financial statements of Hunt Global Resources, Inc., a Texas corporation, became our financial statements.  Ham, Langston & Brezina LLP audited the financial statements of Hunt Global Resources, Inc., a Texas corporation for the years ended December 31, 2009 and 2008.

The former independent registered public accounting firm for the Company was Cordovano & Honeck.  On November 3, 2010 we dismissed our certifying accountant Cordovano & Honeck (C&H).  Our decision to dismiss C&H was recommended by executive management and approved by our Board of Directors (the Company has no Audit Committee). The decision to dismiss C&H was made in connection with our acquisition of Hunt Global Resources, Inc.  C&H served as our independent registered public accounting firm to audit the financial statements for the fiscal year ended December 31, 2009 and 2008. With the exception of an expressed uncertainty regarding our possible continuation as a going concern, the reports of C&H for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to November 3, 2010, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to C&H's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statement for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.  We did not consult with C&H on any issues.

The Company has provided C&H with a copy of the foregoing disclosures and requested in writing that C&H furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. C&H has provided the letter stating its agreement with our statements herein.

Ham Langston & Brezina, LLP (HLB) was the independent registered public accounting firm of Hunt.  In connection with our acquisition of Hunt, we appointed HLB as the successor independent registered public accounting firm on November 4, 2010.

Prior to such appointment, Hunt consulted with HLB with respect to the application of accounting principles to specified transactions, either completed or proposed only in HLB’s position as auditors in an auditor/client relationship and there were no disagreements with HLB with respect to the accounting principles applied to specified transactions by Hunt. Prior to their appointment as auditors, we did not consult HLB regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided HLB with a copy of the foregoing disclosures and requested in writing that HLB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. HLB has provided a letter stating its agreement with our statements herein.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

as of and for the year ended

December 31, 2009 and 2008, and for the period

from inception, December 1, 2008, to December 31, 2008 and 2009

HUNT GLOBAL RESOURCES INC. AND SUBSIDIARY

(A Development Stage Company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Management of

Hunt Global Resources, Inc.

We have audited the accompanying consolidated balance sheets of Hunt Global Resources, Inc. and subsidiary (a development stage company) (the “Company”), as of December 31, 2009 and 2008, and the consolidated statements of operations, shareholders’ equity (deficit), and cash flows for the year ended December 31, 2009 and the periods from December 1, 2008 (date of inception) through December 31, 2009 and 2008.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the year ended December 31, 2009 and the periods from December 1, 2008 (date of inception) through December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

As shown in the financial statements, the Company incurred net losses $10,903,514 and $819,369 for the year ended December 31, 2009 and the period from December 1, 2008 through December 31, 2008, respectively.  At December 31, 2009, current liabilities exceed current assets by $5,088,346.  These factors, and the others discussed in Note 3, raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/ Ham, Langston & Brezina, LLP

Houston, Texas

October 28, 2010

HUNT GLOBAL RESOURCES INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$5,766	$-
Related party receivables	58,000	138,770
Prepaid royalties to related parties	274,246	4,000
Prepaid rent and other	15,000	13,277

Total current assets	353,012	156,047

Property, plant and equipment, net of accumulated
depreciation of $33,838 and $-0-, respectively	979,134	-
Surface mining rights and royalty agreement	3,696,177	3,696,177
Assets held for sale	536,265	-
Deposits	13,277	13,277

Total assets	$5,577,865	$3,865,501

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of notes payable and long-term debt	$3,763,600	$3,268,600
Notes payable to related parties	1,106,144	380,000
Accounts payable	-	9,000
Accrued liability to a related party	36,000	-
Accrued interest payable	429,983	254,214
Accrued dividends payable	105,631	-

Total current liabilities	5,441,358	3,911,814

Long term debt, net of current portion	120,000	-

Total liabilities	5,561,358	3,911,814

Commitments and contingencies:

Shareholders' equity (deficit)
Preferred stock, $0.01 par value per share, 50,000,000
shares authorized, 5,708,000 shares issued and outstanding at December 31, 2009	57,080	-
Common stock, $0.001 par value per share, 200,000,000
shares authorized, 134,907,200 and 95,953,200
shares issued and outstanding at December 31, 2009
and 2008, respectively	134,907	95,953
Additional paid in capital	11,547,403	677,103
Loss accumulated during the development stage	(11,722,883)	(819,369)

Total shareholders' equity (deficit)	16,507	(46,313)

Total liabilities and shareholders' equity (deficit)	$5,577,865	$3,865,501

The accompanying notes are an integral part of these consolidated financial statements.

HUNT GLOBAL RESOURCES INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

		For the	For the
		Period From	Period From
		Inception,	Inception,
	For the Year	December 1,	December 1,
	Ended	2008, to	2008, to
	December 31,	December 31,	December 31,
	2009	2008	2009

Operating expenses:
Selling, general, and administrative	$7,799,388	$73,880	$7,873,268
Depreciation and amortization	33,838	-	33,838

Total operating expenses	7,833,226	73,880	7,907,106

Loss from operations during the
development stage	(7,833,226)	(73,880)	(7,907,106)

Other income / (expense):
Interest and other income	655	-	655
Interest expense	(945,447)	(745,489)	(1,690,936)
Loss on debt conversion	(927,981)	-	(927,981)
Equity in loss of Momentum	(30,000)	-	(30,000)
Loss on investment	(1,167,515)	-	(1,167,515)

Total other income / (expense), net	(3,070,288)	(745,489)	(3,815,777)

Net loss	(10,903,514)	(819,369)	(11,722,883)

Preferred stock dividends	(105,631)	-	(105,631)

Net loss attributable to common stock	$(11,009,145)	$(819,369)	$(11,828,514)

Net loss per common share - basic and
diluted	$(0.10)	$(0.01)

Weighted average shares outstanding -
basic and diluted	114,933,003	95,953,200

The accompanying notes are an integral part of these consolidated financial statements.

HUNT GLOBAL RESOURCES INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

						Losses
						Accumulated
					Additional	During the
	Preferred Stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total
Balance at inception, December 1, 2008	-	$-	-	$-	$-	$-	$-
Issuance of common stock for leasehold agreement	-	-	91,000,000	91,000	-	-	91,000
Issuance of common stock to compensate debt-holders	-	-	4,953,200	4,953	677,103	-	682,056
Net loss	-	-	-	-	-	(819,369)	(819,369)
Balance at December 31, 2008	-	-	95,953,200	95,953	677,103	(819,369)	(46,313)
Issuance of common stock in payment of interest expense	-	-	50,000	50	6,835	-	6,885
Preferred stock and common stock warrants sold as units in private placement	2,506,000	25,060	-	-	2,480,940	-	2,506,000
Preferred stock and common stock warrants issued in units in settlement of debt	2,052,000	20,520	-	-	2,031,480	-	2,052,000
Preferred stock and warrants for common stock issued in units to consolidate and extend debt agreements	950,000	9,500	-	-	940,500	-	950,000
Preferred stock issued for debt extension	200,000	2,000	-	-	198,000	-	200,000
Common stock issued for services	-	-	38,854,000	38,854	5,311,341	-	5,350,195
Common stock issued in settlement of debt	-	-	50,000	50	6,835	-	6,885
Preferred stock dividends	-	-	-	-	(105,631)	-	(105,631)
Net loss	-	-	-	-	-	(10,903,514)	(10,903,514)
Balance at December 31, 2009	5,708,000	$57,080	134,907,200	$134,907	$11,547,403	$(11,722,883)	$16,507

The accompanying notes are an integral part of these consolidated financial statements.

HUNT GLOBAL RESOURCES INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS
		For the	For the
		Period From	Period From
		Inception,	Inception,
	For the Year	December 1,	December 1,
	Ended	2008, to	2008, to
	December 31,	December 31,	December 31,
	2009	2008	2009

Cash flows from operating activities
Net loss	$(10,903,514)	$(819,369)	$(11,722,883)
Adjustments to reconcile net income to
net cash flow from operating activities:
Depreciation and amortization	33,838	-	33,838
Loss on investment	1,167,515	-	1,167,515
Loss on debt conversion	927,981	-	927,981
Equity in losses of Momentum	30,000	-	30,000
Issuance of common stock for services	5,350,195	-	5,350,195
Common stock issued for interest expense	206,885	682,056	888,941
Investment exchanged for services	10,000	-	10,000
Issuance of note payable for consulting	500,000	-	500,000
Changes in operating assets and liabilities, net of acquisitions:
Related party receivables	80,770	(138,770)	(58,000)
Prepaid expenses and other assets	(271,969)	(17,277)	(289,246)
Deposits	-	(13,277)	(13,277)
Accounts payable and accrued liabilities	531,309	66,637	597,946

Net cash used in operating activities	(2,336,990)	(240,000)	(2,576,990)

Cash flows from investing activities
Purchases of property, plant and equipment	(2,972)	-	(2,972)
Investment in Reserve Oil Technologies	(46,416)	-	(46,416)

Net cash used in investing activities	(49,388)	-	(49,388)

Cash flows from financing activities
Proceeds from notes payable	38,699	250,000	288,699
Payments on long term debt	(152,555)	(10,000)	(162,555)
Proceeds from issuance of preferred stock	2,506,000	-	2,506,000

Net cash provided by financing activities	2,392,144	240,000	2,632,144

Increase in cash and cash equivalents	5,766	-	5,766

Cash and cash equivalents, beginning of period	-	-	-

Cash and cash equivalents, end of period	$5,766	$-	$5,766

Supplemental disclosure of cash flow information:
Interest paid	$484,252	$5,795

Income taxes paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND NATURE OF BUSINESS

Hunt Global Resources, Inc. and Subsidiary (“Hunt” or the “Company”) is a Houston based development stage company focused on the production of aggregates, including sand and gravel. The Company’s business model centers on using new, “green” and more efficient extraction and processing methods to enhance profit and shareholder value. The Company has one wholly-owned subsidiary, Hunt BioSolutions, Inc.

On December 1, 2008, the Company secured the surface mining rights to 350 acres of land in northwest Houston which contains high-grade sand and gravel reserves, whose size and color variations are very desirable in the marketplace. All of the sand and gravel is contained from the surface to a depth of fifty feet. The mining process is “surface mining” which uses tractors and conveyors to extract the material. The process is safer and less expensive than other mining processes, and the project meets all requirements for the permits that are required in the state of Texas for this type of mining. The Company is preparing to build a state-of-the-art sand and gravel plant, projected to be operating at full capacity in early 2011. See Note 4 for further disclosures on this transaction.

Additionally, due to the positive results from the laboratory testing of its ‘frac’ sand reserves, the Company is planning to coat its frac sand with resin. Frac sand is used as part of a fracturing process to enhance domestic oil and gas production; this process has facilitated the extraction of more than 600 trillion cubic feet of gas and 7 billion barrels of oil. The sand used for fracing is mined and not manufactured, and the supply is limited in the U.S. When raw frac sand is resin-coated, its value and demand significantly increase because the resin coating dramatically strengthens each grain, and this resistance to crushing prevents loss of permeability in fractures. This added feature dramatically increases the product’s market value.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

In June 2009, the FASB issued the FASB Accounting Standard Codification ™ (the “Codification”). The Codification becomes the single source of authoritative nongovernmental U.S. GAAP, superseding existing authoritative literature. The codification establishes one level of authoritative GAAP. All other literature is considered non-authoritative. This Statement was effective beginning with our financial statements issued for the year ended December 31, 2009. As a result, references to authoritative accounting literature in our financial statement disclosures are referenced in accordance with the Codification.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Principles of Consolidation

The consolidated financial statements include the accounts of Hunt and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Our significant estimates primarily relate to the assessment of warrants and debt and equity transactions and the estimated lives and methods used in determining depreciation of fixed assets. Actual results could differ from those estimates.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments having maturities of three months or less at the date of purchase.

Equity Method Investments

The Company accounts for non-marketable investments using the equity method of accounting if the investment provides the Company with the ability to exercise significant influence over, but not control of, an investee. Significant influence generally exists with an ownership interest representing between 20% and 50% of the voting stock of an investee. Under the equity method of accounting, investments are stated at initial cost and adjusted for subsequent additional investments and the Company's proportionate share of earnings or losses and distributions. The Company currently has one equity method investee, Momentum, and we record our share of Momentum's earnings or losses in equity in losses of Momentum in the accompanying consolidated statements of operations. Where the Company's  investment balance is reduced to zero from its proportionate share of losses, as in the case of Momentum, the investments are accounted for under the cost method. Under the cost method, investments are carried at cost and adjusted only for other-than-temporary declines in fair value, distributions of earnings or additional investments.

Property, Plant and Equipment, Net

Property and equipment is recorded at original cost. Assets acquired in connection with business combinations are recorded at the assets’ fair value.  Repairs and maintenance are charged to expenses as incurred. Depreciation is computed using the straight-line method based on the estimated useful lives of assets.  This method is applied to group asset accounts, which in general have the following lives:  buildings and leasehold improvements – 15 years; machinery and equipment– 5 to 7 years; furniture, fixtures and software – 5 years; and computer hardware – 3 years.  When we retire or dispose of property, plant or equipment, we remove the related cost and accumulated depreciation from our accounts and reflect any resulting gain or loss in our statements of operations.

The recoverability of our long-lived assets and certain identifiable intangibles are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. Such evaluations for impairment are significantly impacted by estimates of future prices, capital needs, economic trends in the applicable construction sector and other factors. If  such assets are considered  to be impaired, the impairment is measured by the amount by which the carrying amount of the assets exceeds their fair value. Assets to be disposed of by sale are reflected at the lower of their carrying amounts, or fair values, less cost to sell.

Surface Mining Rights

A significant portion of our intangible assets are contractual rights in place associated with obtaining, zoning, permitting and other rights to access and extract aggregates reserves. Contractual rights in place associated with aggregates reserves are amortized using a unit-of-production method based on estimated recoverable units. Other intangible assets are amortized principally by the straight-line method.

Accretion of Asset Retirement Obligations

Accretion reflects the period-to-period increase in the carrying amount of the liability for asset retirement obligations. It is computed using the same credit-adjusted, risk-free rate used to initially measure the liability at fair value.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels as described below:

     Level 1:    Quoted prices in active markets for identical assets or liabilities;

     Level 2:    Inputs that are derived principally from or corroborated by observable market data;

     Level 3:    Inputs that are unobservable and significant to the overall fair value measurement.

Stripping Costs

In the mining industry, the costs of removing overburden and waste materials to access mineral deposits are referred to as stripping costs.  Stripping costs incurred during the production phase are considered a costs of extracted minerals, inventoried, and recognized in cost of sales in the same period as the revenue from the sale of the inventory. Additionally, such costs inventory only to the extent inventory exists at the end of a reporting period. Stripping costs incurred during the development stage of a mine (pre-production stripping) are excluded from inventory cost. Pre-production stripping costs will be expensed as incurred.

Other Costs

Costs are charged to earnings as incurred for the start-up of new plants and for normal recurring costs of mineral exploration and research and development.

Reclamation Costs

Reclamation costs resulting from the normal use of long-lived assets are recognized over the period the asset is in use only if there is a legal obligation to incur these costs upon retirement of the assets. Additionally, reclamation costs resulting from the normal use under a mineral lease are recognized over the lease term only if there is a legal obligation to incur these costs upon expiration of the lease. The obligation, which cannot be reduced by estimated offsetting cash flows, is recorded at fair value as a liability at the obligating event date and is accreted through charges to operating expenses. This fair value is also capitalized as part of the carrying amount of the underlying asset and depreciated over the estimated useful life of the asset. If the obligation is settled for other than the carrying amount of the liability, a gain or loss is recognized on settlement.

In determining the fair value of the obligation, the cost for a third party to perform the legally required reclamation tasks, including a reasonable profit margin, is estimated. The estimated cost is then increased for both future estimated inflation and an estimated market risk premium related to the estimated years to settlement. Once calculated, this cost is discounted to fair value using present value techniques with a credit-adjusted, risk-free rate commensurate with the estimated years to settlement.

In estimating the settlement date, the current facts and conditions are evaluated to determine the most likely settlement date. If this evaluation identifies alternative estimated settlement dates, a weighted-average settlement date, considering the probabilities of each alternative, is used.

Reclamation obligations are reviewed at least annually for a revision to the cost or a change in the estimated settlement date. Additionally, reclamation obligations are reviewed in the period that a triggering event occurs that would result in either a revision to the cost or a change in the estimated settlement date. Examples of events that would trigger a change in the cost include a new reclamation law or amendment of an existing mineral lease. Examples of events that would trigger a change in the estimated settlement date include the acquisition of additional reserves or the closure of a facility.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

Environmental Compliance

Environmental compliance costs are expected to include maintenance and operating costs for pollution control facilities, the cost of ongoing monitoring programs, the cost of remediation efforts and other similar costs. Although we have not incurred any significant environmental compliance expenses to date, we will expense or capitalize environmental expenditures for current operations or for future revenues consistent with our capitalization policy.

Costs for environmental assessment and remediation efforts will be accrued when the Company determines that a liability is probable and a reasonable estimate the cost can be determined.  At the early stages of a remediation effort, environmental remediation liabilities are not easily quantified due to the uncertainties of varying factors. The range of an estimated remediation liability is defined and redefined as events in the remediation effort occur.

Earnings per share (EPS)

The Company reports two earnings per share numbers, basic and diluted. These are computed by dividing net earnings (loss) by the weighted-average common shares outstanding (basic EPS) or weighted-average common shares outstanding assuming dilution (diluted EPS).

All dilutive common stock equivalents are reflected in our earnings per share calculations. Anti-dilutive common stock equivalents are not included in our earnings per share calculations. The number of potentially dilutive common stock equivalents that have been excluded from the calculation of diluted earnings per share for the year ended December 31, 2009 and for the period from inception, December 1, 2008, through December 31, 2008, were 11,016,000 and -0-, respectively. The Company had no potentially dilutive common stock equivalents at December 31, 2008 and an analysis of the potentially dilutive common stock equivalents at December 31, 2009 is as follows:

Number of
Common Stock
Equivalents

Warrants for purchase of common stock	5,508,000
Preferred stock convertible to common stock	5,508,000

11,016,000

Revenue and Expenses

The Company is in the development stage and has no revenues or cost of sales. Selling expenses consist primarily of sales commissions, salaries of sales managers, travel and entertainment expenses, and trade show expenses. General and administrative expenses consist primarily of executive and administrative compensation and benefits, office rent, utilities, communication and technology expenses, and professional fees.

Income Taxes

We use the liability method of accounting for income taxes. Under this method, we record deferred income taxes based on temporary differences between the financial reporting and tax bases of assets and liabilities and use enacted tax rates and laws that we expect will be in effect when we recover those assets or settle those liabilities, as the case may be, to measure those taxes. We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, receivables, and payables approximated fair value because of the relatively short maturity of these instruments. The carrying values of other financial instruments approximate their respective fair values.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

Share-Based Payment Arrangements

Compensation expense for all share-based payment awards, including employee stock options, is measured and recognized based on estimated fair values. The value of the portion of the award that is ultimately expected to vest is recognized as expense on a straight-line basis over the requisite service periods, if any.

The fair value of stock option awards is estimated on the date of grant using an option-pricing model.  The Company uses the Black-Scholes option-pricing model (“Black-Scholes Model”) as its method of valuation for share-based awards. The determination of fair value of share-based payment awards on the date of grant using an option-pricing model is affected by the Company's stock price, as well as assumptions regarding a number of subjective variables.  These variables include, but are not limited to, expected stock price volatility over the term of the awards, as well as actual and projected exercise and forfeiture activity.

The Company follows the guidance of the Codification as described in ASC 505-50 “Equity Based Payments to Non-Employees” for transactions in which equity instruments are issued in exchange for the receipt of goods or services to non-employees. The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Recent Accounting Pronouncements

In August 2009, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance, which provides additional guidance on measuring the fair value of liabilities. This guidance reaffirms that the fair value measurement of a liability assumes the transfer of a liability to a market participant as of the measurement date. This guidance became effective October 1, 2009. This guidance did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance on consolidation of variable interest entities (VIEs) that changes how a reporting entity determines a primary beneficiary that would consolidate the VIE from a quantitative risk and rewards approach to a qualitative approach based on which variable interest holder has the power to direct the economic performance related activities of the VIE as well as the obligation to absorb losses or right to receive benefits that could potentially be significant to the VIE. This guidance requires the primary beneficiary assessment to be performed on an ongoing basis and also requires enhanced disclosures that will provide more transparency about a company’s involvement in a VIE. This guidance is effective for a reporting entity’s first annual reporting period that begins after November 15, 2009. The adoption of this guidance is not expected to have a material impact on our consolidated financial statements.

In May 2009, the FASB issued guidance under the Subsequent Events topic of the Codification which requires entities to disclose the date through which they have evaluated subsequent events and whether the date corresponds with the release of their financial statements. This guidance was effective for all interim and annual periods ending after June 15, 2009. In February 2010, the FASB issued updated guidance which stated that SEC filers must still evaluate subsequent events through the issuance date of their financial statements, however, they are not required to disclose that date in their financial statements. We adopted this guidance for the fiscal year ended December 31, 2009 and it did not have an impact on our consolidated financial statements.

In April 2009, the FASB issued authoritative guidance related to interim disclosures about fair value of financial instruments. The guidance requires an entity to provide disclosures about fair value of financial instruments in interim financial information. This guidance is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009. There was no impact on our consolidated financial statements, as the guidance relates only to additional disclosures.

In April 2009, the FASB issued authoritative guidance related to accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. This guidance requires that assets acquired and liabilities assumed in a business combination that arise from contingencies be recognized at fair value, if fair value can be reasonably estimated. If fair value cannot be reasonably estimated, the asset or liability would generally be recognized in accordance with existing

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

authoritative guidance related to accounting for contingencies and reasonable estimation of the amount of a loss. The guidance also eliminates the requirement to disclose an estimate of the range of possible outcomes of recognized contingencies at the acquisition date. For unrecognized contingencies, the FASB requires that entities include only the disclosures required by the authoritative guidance on accounting for contingencies. This guidance was adopted effective January 1, 2009. There was no impact on our consolidated financial statements upon adoption, and its effects on future periods will depend on the nature and significance of business combinations subject to this guidance.

In December 2007, the FASB issued authoritative guidance related to business combinations that establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the entity acquired and the goodwill acquired.  This guidance also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination and was effective for fiscal years beginning after December 15, 2008. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In September 2006, the FASB issued authoritative guidance on fair value measurements and disclosures. This guidance defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurement. The initial application of this guidance was limited to financial assets and liabilities and became effective on January 1, 2008. The impact of the initial application on our consolidated financial statements was not material. In February 2008, the FASB revised the authoritative guidance on fair value measurements and disclosures to delay the effective date of the guidance for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008. We elected to defer the adoption of this guidance for nonfinancial assets and nonfinancial liabilities until January 1, 2009. Adoption of this guidance on January 1, 2009 did not have a material impact on our consolidated financial statements.

3.    GOING CONCERN CONSIDERATIONS

Hunt has incurred significant losses from operations since inception, has limited financial resources and a significant deficit in working capital at December 31, 2009. These factors raise substantial doubt about Hunt’s ability to continue as a going concern. Hunt’s financial statements for the year ended December 31, 2009 have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company currently has an accumulated deficit of $11,722,883 through December 31, 2009. Hunt’s ability to continue as a going concern is dependent upon its ability to develop additional sources of capital and, ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

4.    ACQUISITIONS AND DIVESTITURES

Mining Property

On December 1, 2008, the Company entered into the Hunt Land and Mineral Lease Agreement (the “Mining Agreement”) and secured the surface mining rights to 350 acres of land in northwest Houston which contains high-grade sand and gravel reserves.  The majority owners of the land are Jewel and Lisa Hunt (44.45%), officers and directors of the Company, and Mallie Hunt Adams (44.45%).

In exchange for the mining rights, the Company issued to the owners of the land 91,000,000 shares of common stock as founders’ shares valued at $91,000 (see Note 7 below).  In addition, the Company assumed debt on the mining property and related accrued interest in the amount of $3,605,177.  Per the terms of the Mining Agreement, the Company will pay the land owners a royalty of 10% of the sold price of all products mined, processed, removed or manufactured and sold from the mining site.  The term of the lease is twenty years and expires on December 31, 2028 unless extended in writing by the parties to the lease.  The Company is responsible for the maintenance of the property and all property taxes during the term of the lease.

Management estimates that the land under the Mining Agreement has reserves of sand and gravel that are expected to provide production for 18 years.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.    ACQUISITIONS AND DIVESTITURES, CONTINUED

Reserve Oil Technologies, LLC

On February 27, 2009, the Company (along with four individual investors) formed Reserve Oil Technologies, LLC (the “LLC”).  Under their agreement, the four investors agreed to provide a maximum of $1,000,000 in financing to the venture (including $250,000 previously loaned to the Company) to purchase certain oil and gas leases in Bastrop County, Texas containing at least 70 previously drilled wells.  The original ownership of this LLC was to be 25% to Hunt, 10% to the managing individual investor, and 65% to the four individual investors as a group.

On March 1, 2009, the Company issued promissory notes to the four investors totaling $1,000,000 as guaranty for their maximum investment, including the conversion of the $250,000 in previous notes, and the four investors were issued a total of 950,000 shares of Hunt preferred stock along with a 950,000 warrants to purchase common stock during the ensuing 4 years for $1.00 per share as a financing premium (see Note 7).

On December 15, 2009, the Company entered into agreements with the four investors to acquire the investors entire interest in the LLC and retire the outstanding $1,000,000 in notes payable with accrued interest to the four investors for the issuance of 2,052,000 shares of Hunt preferred stock along with a 2,052,000 warrants to purchase common stock during the ensuing 4 years for $1.00 per share (see Note 7).

On December 22, 2009, the Company entered into a sales agreement  for all  oil and gas leases owned by the LLC for a sales price of $1,100,000 less offsets for vendor liens, prospective vendor liens and defective leases.  The transaction funded during the first quarter of 2010 with net proceeds received by Hunt of $536,265.  The Company recorded a corresponding loss on investment of $1,167,515 in December 2009 to write down our investment in the LLC to its fair market value.

Momentum Biofuels, Inc.

On August 21, 2009, the Company entered into an Agreement with Momentum Biofuels, Inc. (“Momentum”), under which the Company  agreed to  acquire certain assets and assume certain liabilities, obligations and commitments of Momentum as shown in the analysis below. The assets received by the Company were Momentum's physical assets, including the biodiesel plant located in Pasadena, Texas, and all intellectual property, processes, techniques and formulas for creating biofuels and related products.

The Company also entered into a License Agreement with Momentum, which grants the Company the right  to use, improve, sublicense and commercialize the intellectual property described in the Agreement, in exchange for a 3% royalty on the gross and collected revenue received by the Company from the sale of bio-diesel and related products and from revenues received by the Company from its proposed commercial sand business. Momentum assigned its royalty  rights to its parent, (Momentum-Colorado) in exchange for 40,000,000 common shares of Momentum-Colorado, which was equal to approximately 39% of the issued and outstanding stock at the date of the License Agreement. The 40,000,000 shares are subject to a non dilution agreement.

On October 9, 2009, the Momentum transaction was consummated and on December 31, 2009, the Company received the 40,000,000 shares of common stock of Momentum described in the previous paragraph and transferred 10,000,000 shares to Crown Financial, LLC (see Note 10 below for further details).

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.    ACQUISITIONS AND DIVESTITURES, CONTINUED

The following table summarizes the fair values of the assets acquired and the liabilities assumed under the Momentum agreement:

Estimated
Value
Assets acquired:
Plant	$998,000
Plant equipment	12,000
Investment in Momentum	40,000

Total assets acquired	$1,050,000

Liabilities assumed:
Accrued interest	$45,000
Bathgate notes payable	600,000
Brand Energy notes payable	185,000
Other notes payable	220,000

Total liabilities assumed	$1,050,000

Not shown in the analysis, the Company further agreed to assume Momentum’s commitment  under a sub-lease agreement between Momentum and Brand Infrastructure and Services, Inc., including all past due rent, assessments and other charges related to the property.

The 40,000,000 shares of Momentum common stock issued to Hunt were valued at their par value due to the doubt about Momentum’s ability to continue as a going concern as disclosed in its annual report.

Summarized financial information for Momentum, assuming a 100% ownership interest, is as follows:

December 31,
2009
Balance Sheets
Current liabilities	$2,124,527
Noncurrent liabilities	120,000
Stockholder' deficit	(2,244,527)

October 9, 2009
(Acquisition Date)
To
December 31, 2009
Statements of Operations
Plant expenses	$26,891
General and administrative expenses	541,845
Loss from operations	(568,736)
Net loss attributable to shareholders	(590,268)
Equity in losses of Momentum	(30,000)

The Company recognized loss from its investment in Momentum only to the extent of its initial investment of $30,000.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.   PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,	December 31,
	2009	2008

Plant	$998,000	$-
Machinery and equipment	12,000	-
Furniture and fixtures	2,972	-

	1,012,972	-
Less accumulated depreciation	(33,838)	-

Property, plant and equipment, net	$979,134	$-

Total depreciation expense for the year ended December 31, 2009 and for the period from inception, December 1, 2008, through December 31, 2008 was $33,838 and $0, respectively.

6.   NOTES PAYABLE AND LONG-TERM DEBT, INCLUDING RELATED PARTY NOTES PAYABLE

Notes payable and long-term debt consists of the following:

	December 31,	December 31,
	2009	2008
Mortgage note payable to an individual, bearing interest of 18%
per year, payable on October 18, 2008, collateralized by Deed of Trust and Security Agreement on real property owned a
company owned by a stockholder of the Company and by
officers, directors and stockholders of the Company, consisting in an undivided 88.89 percent interest in a tract of land
containing 553.735 acres in Montgomery County, Texas.	$2,450,000	$2,450,000

Mortgage note payable to a company, bearing interest of 18% per year, payable on October 18, 2008, collateralized by Deed of
Trust and Security Agreement on real property owned by an
unrelated individual and by officers, directors and stockholders of the Company, consisting of 6.066 acres in Montgomery
County, Texas.	635,000	635,000

Mortgage note payable to a company, bearing interest of 15% per year, payable on April 1, 2010, collateralized by Deed of Trust and Security Agreement on real property owned by officers,
directors and stockholders of the Company, consisting of
21.676 acres in Montgomery County, Texas.	123,600	123,600

Mortgage note payable to a company, bearing interest of 18% per year, payable on April 17, 2008, collateralized by Deed of Trust and Security Agreement on real property owned by officers,
directors and stockholders of the Company, consisting of Lot
13 of Carriage Hills subdivision in Montgomery County, Texas.	60,000	60,000

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   NOTES PAYABLE AND LONG-TERM DEBT, INCLUDING RELATED PARTY NOTES PAYABLE, CONTINUED

	December 31,	December 31,
	2009	2008
Note payable to an individual for consulting services, bearing interest of 8% per year, payable on December 1, 2009,
collateralized by personal guaranty of officers, directors and
stockholders of the Company.	$250,000	$-

Note payable to a company, bearing interest of 8% per year,
payable January 9, 2010, collateralized by personal guaranty of
officers, directors and stockholders of the Company.	185,000	-

Notes payable to an individual, bearing interest of 10% per year,
payable on May 1, 2013, unsecured.	95,000	-

Note payable to an individual, bearing interest of 10% per year, payable on demand, collateralized by Security Agreement
covering certain equipment which the Company acquired from
Momentum.	60,000	-

Note payable to an individual, bearing interest of 10% per year, payable on April 8, 2014, collateralized by Security Agreement
covering 250,000 shares of stock of Momentum.	25,000	-

Total notes payable and long-term debt	3,883,600	3,268,600
Less current portion	(3,763,600)	(3,268,000)

Long term debt	$120,000	$-

The Company was in default on $3,395,000 and $3,200,000 of the total notes payable balance as a result of being past due on payments as of December 31, 2009 and 2008, respectively.

Following is analysis of future annual maturities of long-term debt at December 31, 2009:

Year ending December 31,	Amount

2010	$4,869,744
2011	-
2012	-
2013	95,000
2014	25,000

$4,989,744

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   NOTES PAYABLE AND LONG-TERM DEBT, INCLUDING RELATED PARTY NOTES PAYABLE, CONTINUED

Notes payable to related parties consist of the following:

	December 31,	December 31,
	2009	2008

Notes payable to two individual stockholders, non-interest
bearing, payable on demand, unsecured.	$6,144	$75,000

Notes payable to four individual stockholders, bearing interest of
10% per year plus a fixed premium totaling $37,500, payable on
February 15, 2009, collateralized by the Personal Guaranty of officers, directors and stockholders of the Company, along with the pledge of real estate owned by such officers, directors and stockholders consisting of 6.066 acres in Montgomery County,
Texas.	-	250,000

Notes payable to two individual stockholders, bearing interest of fixed amounts of $5,000 and $1,250, payable March and June
2008, unsecured	-	55,000

Notes payable to fourteen stockholders of Momentum assembled by an investment banking company, bearing interest of 10% per year, payable on December 31, 2010, collateralized by a Security
Agreement covering all property, plant and equipment,
and other assets which the Company acquired from Momentum	600,000	-

Note payable to a company controlled by an officer of the Company for financial and management consulting services, bearing
interest of 8% per year, payable on January 1, 2010, unsecured.	500,000	-

Notes payable to related parties	$1,106,144	$380,000

7.   SHAREHOLDERS’ EQUITY

Common Stock

On December 1, 2008, the Company authorized the issuance of 91,000,000 shares of common stock to the three property owners of the sand and gravel mining land that forms the basis of the Company's Mining lease (See Note 4).  In addition, the Company also authorized the issuance of an additional 4,953,200 shares of common stock to various creditors who had previously loaned money to the property owners to help preserve ownership of the mining property in periods prior to December 1, 2008.  The value of these shares issued to the property owners was recorded at the $91,000 par value of the stock because that value approximates the owners historic cost in the property under lease. The Shares issued to various creditors were valued at $0.1377 per share and charged to interest expense (totaling $682,056) based on a valuation of the Company at June 30, 2010 that was adjusted for changes during 2009 and 2010.

The $0.1377 per share valuation of common stock was used in all issuances of common stock for services and interest expense in 2008 and 2009

On May 1, 2009, the Company authorized the issuance of 38,854,000 shares of common stock to various consultants for services performed for the Company.  These shares were valued based at their estimated fair value of $0.1377 per share (totaling $5,350,195) as described above.

On June 10, 2009, the company issued 50,000 shares of common stock to various note holders in lieu of interest payments.  These shares were valued based at their estimated fair value of $0.1377 per share (totaling $6,885).

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   SHAREHOLDERS’ EQUITY, CONTINUED

In June and August 2009, the Company issued a total of 50,000 shares of common stock to individuals in settlement of notes with the Company. These shares were valued based at their estimated fair value of $0.1377 per share (totaling $6,885).

Preferred Stock

During 2009, the Company issued 2,506,000 shares of its Series A Convertible Preferred Stock to accredited investors in conjunction with a private placement memorandum (the “Memorandum”).  Each share of convertible preferred stock was sold for $1.00 per share, bears a 10% dividend and includes a detachable warrant The detachable warrant is  exercisable for a term of 2 years, for the purchase of one share of common stock at an exercise price of $1.00 per share. The warrant is callable by the Company at any time after the Company's common stock is publicly trading for a price in excess of $4.00 per share for seven consecutive business days that include a minimum average trading volume of at least 25,000 shares per day.

In March 2009, the Company issued 950,000 shares of Series A Convertible Preferred Stock to four individuals as part of the Reserve Oil Technologies, LLC investment (See Note 4 above). These preferred shares were valued at $1 per share because they include essentially the same rights as the preferred shares issued for cash as described above; however, the detachable warrants are for a term of 4 years.

In August 2009, the Company issued 200,000 shares of its Series A Convertible Preferred Stock as a fee to facilitate the assumption of debt agreements with a  group of investors, arranged by Bathgate Partners, who had provided debt financing to  Momentum.  These debt agreements were assumed by  the Company in the Momentum transaction (See Note  4 above). These preferred shares were valued at $1.00 per share because they include the same rights as the preferred shares issued for cash as described above.

In December 2009, the Company issued 2,052,000 shares of its Series A Convertible Preferred Stock to four individual note holders in settlement of their notes payable by the Company.  These preferred shares were valued at $1.00 per share because they include essentially the same rights as the preferred shares issued for cash as described above; however, the detachable warrants are for a term of 4 years.

Warrants

In conjunction with the sales and other issuance of Series A Convertible Preferred Stock described above, during 2009 the Company issued warrants to purchase a total of 5,508,000 shares of common stock at $1.00 per share. A summary of warrant activity during the year ended December 31, 2009 and for the period from inception, December 1, 2008, through December 31, 2008, is as follows:

	Number of
	Warrants	Weighted
	Outstanding and	Average
	Exercisable	Exercise Price

Outstanding, December 31, 2008	-	$-

Issued with private placement	2,506,000	1.00
Issued with settlement of debt	2,052,000	1.00
Issued as note premium	950,000	1.00

Outstanding, December 31, 2009	5,508,000	1.00

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.   SHAREHOLDERS’ EQUITY, CONTINUED

As of December 31, 2009, the range of warrant prices for shares under warrants, the weighted average remaining contractual life and the aggregate intrinsic value is as follows:

			Remaining	Aggregate
	Exercise	Number of	Contractual	Intrinsic
	Price	Warrants	Life (in months)	Value
Warrants	$1.00	3,002,000	47.5	$-
Warrants	1.00	2,506,000	23.0	-

8.   INCOME TAXES

There is no current or deferred tax expense for the year ended December 31, 2009 or for the period from December 1, 2008 to December 31, 2008, due to the Company’s loss position.  The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a full valuation allowance against the deferred tax asset.

The income tax effect of temporary differences comprising deferred tax assets and liabilities are summarized as follows:

	December 31,	December 31,
	2009	2008
Net operating loss carryforward	$1,209,800	$47,493
Book versus tax basis of property, plant and equipment	(2,216)	-
Prepaid royalty expense	(93,254)	(1,360)

	1,114,330	46,133
Valuation allowance	(1,114,330)	(46,133)

Net deferred tax assets	$-	$-

The Company has available net operating loss carryforwards of approximately $3,268,000 for tax purposes to offset future taxable income which expire in 2028 and 2029. The tax years 2008 and 2009 remain open to examination by federal authorities and other jurisdictions in which the company operates and is subject to taxation.

A reconciliation between the statutory federal income tax rate of 34% and the effective rate of income tax expense is as follows:

		Period From
		Inception,
	For the Year	December 1,
	Ended	2008, to
	December 31,	December 31,
	2009	2008
Tax benefit at federal statutory rate	$3,707,195	$278,585
Non-deductable stock based compensation	(1,819,077)	-
Non-deductable business meals and entertainment	(6,073)	(553)
Non-deductable interest expense	(72,682)	(231,899)
Non-deductible loss on investment and loss on debt conversion	(697,680)	-
Miscellaneous non deductible items	(45,702)	-
Non-deductible loss on equity investment	2,216	-
Change in valuation allowance	(1,068,197)	(46,133)

Provision for income taxes	$-	$-

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   OPERATING LEASES

The Company leases certain equipment, office and manufacturing facilities under operating lease arrangements. At December 31, 2009, future annual minimum lease payments due under non-cancelable operating leases were as follows:

Year ending December 31,	Amount

2010	$407,789
2011	412,307
2012	161,211

$981,307

The total rent expense under operating lease arrangements was $271,675, and $0 for the year ended December 31, 2009, and for the period from inception, December 1, 2008 through December 31, 2008, respectively.

10.   RELATED PARTY TRANSACTIONS

During the year ended December 31, 2009, and for the period from inception, December 1, 2008, through December 31, 2008, the Company engaged in many related party transactions. These transactions were approved by the Company's board of directors and management. and are described below:

Jewel Hunt is the Chairman of the Board of Directors of the Company.  The Hunt's are also the founders and primary stockholders of the Company and the primary owners of 350 acres of land in northwest Houston containing sand and gravel reserves to which the Company has obtained surface mining rights. The Company's business plan is dependent on the involvement of the Hunt's and on the profitable development of the sand and gravel reserves that they own. The Company has engaged in the following transactions with the Hunts and other related parties during the year ended December 31, 2009, and during the period from inception, December 1, 2008, through December 31, 2008.

On December 1, 2008, the Company approved the acquisition of  the surface mining rights discussed in the previous paragraph in exchange for the issuance of 91,000,000 shares of common stock to the Hunt's and the assumption of debts totaling $3,605,177. The surface mining rights were valued based on the historic cost of the underlying property to the Hunts plus the debt assumed by the Company.  The historic cost was assumed to equal the par value of the shares issued or $91,000 as the property has been in the Hunt family for over a century.

The surface mining rights agreement provides for the payment of a royalty to the Hunt's equal to 10 percent of the sold price of all products mined, processed, removed or manufactured and sold from the property. On December 1, 2008, the Company's board of directors approved the prepayment of royalties to the Hunt's, not to total more than $450,000 per year. Based on the boards actions, the Company made advanced or prepaid royalty payments to the Hunts of $274,246 and $4,000 during the year ended December 31, 2009, and the period from inception, December 1, 2008, through December 31, 2008, respectively. These amounts are included in prepaid royalties in the accompanying balance sheet.

The Hunt's maintain an office in their home that is used for Company business. This office houses certain computer equipment used by the Company and is located near the property subject to surface mining rights. On December 1, 2008, the Company approved monthly rent and utility payments to the Hunts of $9,000 per month for this space. Rent and utilities expense recognized by the Company related to this home office was $108,000 and $9,000 during the year ended December 31, 2009, and the period from inception, December 1, 2008, through December 31, 2008, respectively. The Company also paid certain expenses and obligations on behalf of the Hunts  totaling $306 and $21,395, respectively  during the year ended December 31, 2009, and  the period from inception, December 1, 2008, through December 31, 2008. These expenses were treated as compensation and included in general and administrative expenses.

In December 2008, $250,000 received from the issuance of debt was deposited into a checking account of Jewel Hunt, the Company's Chairman of the Board.  These funds were used for operating expenses of the Company, with the remaining balance classified as a related party receivable at December 31, 2008.

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.   RELATED PARTY TRANSACTIONS, CONTINUED

On August 21, 2009, the Company entered into an Agreement with Momentum Biofuels, Inc. (“Momentum”), under which the Company agreed to acquire certain assets and assume certain liabilities, obligations and commitments of Momentum.  On October 9, 2009, the Momentum transaction was consummated and on December 31, 2009, the Company received 40,000,000 shares of Momentum common stock and became a 39% owner of Momentum.  The Momentum transaction is described in Note 4 and resulted in the following:

•

George Sharp, the Company's Chief Executive Officer and a member of the Company's Board of Directors, became the Chief Executive Officer and Chairman of the Board of Directors of Momentum.

•

Jewel Hunt, the Company's Chairman of the Board of Directors, became a member of the Board of Directors of Momentum.

•

10,000,000 shares of Momentum were transferred to a company controlled by George Sharp, Crown Financial, LLC ("Crown") In connection with the transfer, the Company recognized $10,000 of expense, included in selling, general and administrative expenses, based on the estimated value of the Momentum shares.

Included in the payment of selling, general and administrative expenses were amounts paid to the Hunts, George Sharp and Crown for compensation as follows:

		Period From
		Inception,
	For the Year	December 1,
	Ended	2008, to
	December 31,	December 31,
	2009	2008

George Sharp for cash compensation	$119,000	$15,000
George Sharp for stock compensation	1,459,620	-
The Hunts for rent and utilities	108,000	9,000
The Hunts for expenses or payments made on their behalf	306	21,395
Crown for compensation	36,000	-
Crown for compensation in the form of Momentum stock	10,000	-

	$1,732,926	$45,395

At December 31, 2008, the related party receivables of $138,770, represents amounts held in the accounts of the Hunts available for operations of the Company.

On October 5, 2009, the Company entered into a service agreement that included a note payable to Crown whereby the Company will pay Crown a total of $500,000 plus interest at the rate of 8% until paid in full for past executive and advisory services, including equity and debt funding (See Note 6).  The Company further agreed to compensate Crown  for future services beginning October 1, 2009 through December 31, 2012 as follows:

Amount

October through December 2009	$36,000
Year ending December 31, 2010	240,000
Year ending December 31, 2011	360,000
Year ending December 31, 2012	600,000

Total due under the agreement	$1,236,000

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.   RELATED PARTY TRANSACTIONS, CONTINUED

The service agreement with Crown is non cancelable and is fully collateralized by Hunt assets. All payments due under this agreement dated are due semi-monthly. If payments are not paid within ten days of the date due or if the Company elects to terminate the agreement for any reason, all payments due under the contract will be accelerated and be due to be paid in full. Further, the Company waived all notice in the event of foreclosure notices on assets. At December 31, 2009, the accrued liability to a related party of $36,000 in the accompanying balance sheet represents the amount due to Crown for the period from October to December 2009.

In addition to services provided through Crown, on May 29, 2009, George Sharp was awarded 10,600,000 shares of the Company's common stock for services performed. These shares were valued at $0.1377 per share as described in note 7. Included in selling general and administrative expenses for the year ended December 31, 2009 was expense of $1,459,620 related to this share issuance.

George Sharp, is the owner and primary officer of a start-up company, US Med Alerts. During the year ended December 31, 2009, the Company loaned US Med Alerts $55,000, which is included in related party receivables at December 31, 2009. Also included in related party receivable at December 31, 2009 is $3,000 due from Momentum.

11.   NON-CASH INVESTING AND FINANCING ACTIVITIES

		Period From
		Inception,
	For the Year	December 1,
	Ended	2008, to
	December 31,	December 31,
	2009	2008

Preferred stock dividend accrued	$105,631	$-
Preferred stock issued for satisfaction of debt	2,052,000	-
Common stock issued for of mining rights	-	91,000
Debt assumed for of mining rights	3,605,177

12.   SUBSEQUENT EVENTS

Tombstone Transaction

On January 19, 2010, Tombstone Technologies, Inc., a Colorado corporation ("Tombstone") and its wholly owned subsidiary Hunt Acquisition Corp (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Company.

The Merger Agreement and the proposed acquisition described therein (the “Acquisition”) has been under negotiation and is expected, by management, to close at the end of October 2010.  At the closing, the Company's stockholders are expected to exchange 91% of its outstanding shares for Tombstone stock and the Company is expected to be merged into Merger Sub, with the Company as the surviving entity.   The Company anticipates that the remaining 9% of  stockholders will exchange their shares or exercise dissenter’s rights within three days of closing.  The proposed transaction will be structured as a reverse merger whereby the shareholders of the Company will be issued shares of Tombstone’s Common and Preferred Stock that will result in ownership of approximately 93.5% of the issued and outstanding Common stock of Tombstone on a fully diluted basis.  As a result, the Company's stockholders and management are expected to own a controlling interest in the combined company.

The proposed  transaction will require  the issuance of Tombstone shares as follows:

•

29,000,000 shares of restricted Common Stock of Tombstone to the holders of the Company's Common and Preferred Stock;

HUNT GLOBAL RESOURCES, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.   SUBSEQUENT EVENTS, CONTINUED

•

125,000  shares of Class  A  Convertible  Preferred Stock  of Tombstone to certain holders of the Company's Common Stock (having  a conversion ratio of one share of Preferred Stock to 208 shares of Common Stock of Tombstone);

•

125,000 shares of a new series of Class B Preferred  Convertible Stock of Tombstone to the  "Controlling  Stockholders"  of Hunt Common Stock (having  a  conversion  ratio of one share of  Preferred  Stock to 248 shares of Common Stock of Tombstone and having a quarterly dividend of $0.56 per share); and

•

A reserve for issuance of an additional  10,125,999  additional shares of Tombstone  Common Stock for the exercise of Tombstone stock options for 1,689,999 shares of Tombstone Common Stock that have been extended  for two years and the exercise of Hunt warrants for  8,436,000  shares of Hunt Common Stock.

The holders of 7,436,000 shares of Hunt Preferred Stock and warrants to  purchase  8,436,000  shares of Hunt  Common  Stock  will be  converted  into restricted  Tombstone  Common  Stock and  Warrants  on a one for one basis.  The Controlling Stockholders of Hunt (Jewel and Lisa Hunt and George Sharp via Crown Financial)  will convert a  substantial  portion of their Hunt Common Stock into Tombstone  Class B Preferred  Stock and will be required to hold such shares for two years unless the Tombstone  Common Stock  achieves a $7.00 trading price for 10  consecutive  trading days. The remaining  shares of outstanding  Hunt Common Stock were converted  into a combination  of Tombstone  Common Stock and Class A Preferred Stock on a pro rata basis.  The holders of Tombstone Class A Preferred Stock will be required  to hold such  shares for one year  unless the  Tombstone Common Stock achieves a $3.00 trading price for 10 consecutive trading days.

As result of the transaction discussed above, the business of Tombstone will change from the  development of online  printing  software to a producer of aggregates, including sand and gravel.

Sale of Reserve Oil Technologies, LLC Investment

During the first quarter of 2010, the Company sold its investment in Reserve Oil Technologies, LLC to a group of investors for $536,265 (see Note 4 above for further information on this investment).

Sale of Common and Preferred Stock

From January 1, 2010 through October 28, 2010, the Company issued 5,796,000 shares of its Common Stock to various individuals for consulting services provided to the Company.

From January 1, 2010 through October 28, 2010, the Company issued 1,728,000 shares of its Series A Convertible Preferred Stock to several accredited investors in conjunction with the Memorandum.  Each share of convertible preferred stock was sold for $1.00 per share and also contains one detachable Class A Warrant for the purchase of one share of common stock at an exercise price of $1.00 per share, which must be exercised within 24 months of the date of their issuance.

General

Company management has evaluated the effect of subsequent events on the Company's financial statements through October 28, 2010, the date of financial statement issuance.

Management's Discussion and Analysis of Financial Condition and Results of Operations

We are a development stage company.  We are classified as a “smaller reporting company” under the rules of the Securities and Exchange Commission.  Tombstone Technologies, Inc., a Colorado corporation, ("Tombstone") and its wholly owned subsidiary Hunt Acquisition Corp ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hunt Global Resources, Inc., a then privately owned Texas corporation ("Hunt"). The Merger Agreement and the acquisition agreed to therein (the "Acquisition") closed on October 29, 2010. At the closing, Hunt stockholders exchanged 91% their its outstanding shares for Tombstone stock and Hunt was merged into Merger Sub, with Hunt as the surviving entity. The Company anticipates that the remaining 9% of stockholders will exchange their shares or exercise dissenter's rights. The transaction was structured as a reverse merger whereby the shareholders of Hunt were issued Common and Preferred Stock that will result in ownership of approximately 94.6% of the issued and outstanding stock of Tombstone on a fully diluted as-converted basis (after the remaining 9% of its outstanding shares are exchanged). As a result, Hunt stockholders and management own a controlling interest in the combined company.

Effective on the Closing Date, pursuant to the Merger Agreement, Hunt became a wholly-owned subsidiary of Tombstone. The Acquisition of Hunt was treated as a reverse merger acquisition for accounting purposes, and the business of Hunt became the business of Tombstone as a result of the Acquisition. At the time of the Acquisition, Tombstone was a public corporation and only had limited operations over the last three years. Hunt is a Houston area company focused on the production of aggregates, including sand and gravel from a 350 acre site near The Woodlands, Texas leased from Jewel Hunt and Lisa Hunt.  Hunt will use new technologies to maximize the value of the extracted commodities. Hunt's business model centers on using new, "green" and more efficient extraction and processing methods. Hunt is committed to environmental responsibility and builds environmental considerations into its business strategies. Reserves are essential to long-term success in the aggregates business. We have estimated that approximately 40 million tons of permitted and proven reserves exist on our site. Assuming adequate capital is available, we believe the mining site will be fully operational by the third quarter of 2011. The Hunt family will receive a royalty of 10% of the gross revenues derived from the aggregates extracted from the leased property. During the past four years, Hunt has spent approximately $4 million to ready the property for the proposed sand and gravel plant. We expect to complete the entire mining operation by the year 2027.

Our accumulated loss since inception is $11,722,883.  We have not generated any revenue from operations since inception. We anticipate that the execution of our business plan will result in an expansion of our operations, which may place a significant strain on our management, financial resources and other resources. If we fail to manage these issues, we may not be profitable in the near future, or ever.

Liquidity and Capital Resources

We estimate that we will require approximately $10 million to carry out our business plan and meet our expenses for the next 12 months. Additional funding that might be arranged through the issuance of our equity securities will result in dilution in the value per share of currently outstanding equity securities.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

The Board has appointed Ham, Langston & Brezina LLP as the independent registered public accounting firm for the Company for the years ending December 31, 2010 and 2011.  The Board will reconsider the appointment if it is not ratified.  A representative of Ham, Langston & Brezina LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast at the meeting is required for ratification.

As a result of our acquisition of our wholly-owned subsidiary Hunt Global Resources, Inc., a Texas corporation, in October 2010, the financial statements of Hunt Global Resources, Inc., a Texas corporation, became our financial statements.  Ham, Langston & Brezina LLP audited the financial statements of Hunt Global Resources, Inc., a Texas corporation for the years ended December 31, 2009 and 2008.

The former independent registered public accounting firm for the Company was Cordovano & Honeck.  On November 3, 2010 we dismissed our certifying accountant Cordovano & Honeck (C&H).  Our decision to dismiss C&H was recommended by executive management and approved by our Board of Directors (the Company has no Audit Committee). The decision to dismiss C&H was made in connection with our acquisition of Hunt Global Resources, Inc.  C&H served as our independent registered public accounting firm to audit the financial statements for the fiscal years ended December 31, 2009 and 2008. With the exception of an expressed uncertainty regarding our possible continuation as a going concern, the reports of C&H for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to November 3, 2010, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to C&H's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statement for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.  We did not consult with C&H on any issues.

The Company has provided C&H with a copy of the foregoing disclosures and requested in writing that C&H furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. C&H has provided the letter stating its agreement with our statements herein.

Ham Langston & Brezina, LLP (HLB) was the independent registered public accounting firm of Hunt.  In connection with our acquisition of Hunt, we appointed HLB as the successor independent registered public accounting firm on November 4, 2010.

Prior to such appointment, Hunt consulted with HLB with respect to the application of accounting principles to specified transactions, either completed or proposed only in HLB’s position as auditors in an auditor/client relationship and there were no disagreements with HLB with respect to the accounting principles applied to specified transactions by Hunt. Prior to their appointment as auditors, we did not consult HLB regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided HLB with a copy of the foregoing disclosures and requested in writing that HLB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. HLB has provided a letter stating its agreement with our statements herein.

Audit Fees

Current Certifying Accountant: HLB billed us in the aggregate amount of $70,565 for the years ended December 31, 2009 and 2008, for professional services related to their audit of our annual financial statements included in our Form 8-K filed on November 5, 2010, as amended, relating to our acquisition of Hunt; and their reviews of our unaudited quarterly financial statements included in our Form 8-K filed on November 5, 2010, amended, related to our acquisition of Hunt.  There were no Sarbanes-Oxley 404 attest services, tax services or any other services performed in 2009 and 2008.

Former Certifying Accountant: C&H billed us in the aggregate amount of $15,124 and $15,329 respectively for the years ended December 31, 2009 and 2008, for professional services related to: their audit of our annual financial statements included in our Form 10-Ks; their reviews of our unaudited quarterly financial statements included in our Form 10-Qs and registration statements.  There were no Sarbanes-Oxley 404 attest services, tax services or any other services performed in 2009 and 2008.

Audit-Related Fees

Current Certifying Accountant: HLB billed us in the aggregate amount of $-0- for professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the years ended December 31, 2009 and 2008.

Former Certifying Accountant: C&H billed us in the aggregate amount of $-0 for professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the fiscal years ended December 31, 2009 and 2008.

Tax Fees

HLB billed us in the aggregate amount of $-0- professional services rendered for tax related services for the years ended December 31, 2009 and 2008.

Former Certifying Accountant: C&H billed us in the aggregate amount of $-0- for professional services rendered for tax related services for the years ended December 31, 2009 and 2008.

All Other Fees

Current Certifying Accountant: HLB did not perform, and accordingly did not bill us for, professional services rendered for any other services for the years ended December 31, 2009 and 2008.

Former Certifying Accountant: C&H did not perform, and accordingly did not bill us for, professional services rendered for any other services for the years ended December 31, 2009 and 2008.

Board Pre-Approval

We do not have an Audit Committee.  Our Board pre-approves all auditing and non-auditing services of the independent registered public accounting firm.  The Board pre-approved 100% of HLB and C&H fees for services for years 2009 and 2008.  There were no fees other than audit fees for years 2009 and 2008 and the auditors engaged performed all the services described above with their full time permanent employees.

Vote Required; Recommendation of the Board of Directors

The ratification of the appointment of Ham Langston & Brezina, LLP as the Company’s independent registered public accounting firm for the years ending December 31, 2010 and 2011 will be approved if a majority of the votes cast at the Annual Meeting are voted “FOR” this proposal.

The Board recommends a vote FOR the ratification

of the appointment of the independent registered public accounting firm.

Other Matters

The Company does not currently know of any other matters that may come before the Annual Meeting.  However, if any other matters are properly presented at the Annual Meeting, the proxy holders will vote your proxy in their discretion on such matters.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders, proposals by individual stockholders must be received by us no later than September 30, 2011.

In order for a stockholder proposal that is not included in the Company’s proxy statement for next year’s annual meeting of stockholders following the end of our next fiscal year to be properly brought before such meeting, notice of such proposal must be delivered to, or mailed and received by, the Corporate Secretary at the Company’s executive offices not less than 90 days prior to the meeting.  In the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice of such proposal to be timely must be received by the Company no later than close of business on the fifth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

OTHER BUSINESS

Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement. If any other business should come before the Annual Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

/s/ George T. Sharp

George T. Sharp, Director and CEO

The Woodlands, TX

December 24, 2010

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOMBSTONE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 31, 2011

The undersigned hereby appoints George T. Sharp and Jewel S. Hunt, or either of them, as proxies each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Tombstone Technologies, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380 on January 31, 2011 at 10:00 a.m. (CST), and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given by the person(s) executing this proxy, the shares will be voted (1) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, (2) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING, (3) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC., (4) ”FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK, AND (5) “FOR” THE RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends you vote FOR the below nominees and proposals:

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees Below.

George T. Sharp	Jewel S. Hunt	Lisa A. Hunt

2.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.		PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK.
☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	PROPOSAL TO RATIFY THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL  MEETING,  YOU MAY SIGN AND RETURN  THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of shares of

Common Stock owned

on December 24, 2010	Signature

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED

AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY PROMPTLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOMBSTONE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 31, 2011

The undersigned hereby appoints George T. Sharp and Jewel S. Hunt, or either of them, as proxies each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Tombstone Technologies, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380 on January 31, 2011 at 10:00 a.m. (CST), and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given by the person(s) executing this proxy, the shares will be voted (1) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, (2) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING, (3) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC., (4) ”FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK, AND (5) “FOR” THE RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends you vote FOR the below nominees and proposals:

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees Below.

George T. Sharp	Jewel S. Hunt	Lisa A. Hunt

2.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	PROPOSAL TO RATIFY THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL  MEETING,  YOU MAY SIGN AND RETURN  THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of shares of Series A

Preferred Stock owned

on December 24, 2010	Signature

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED

AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY PROMPTLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOMBSTONE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 31, 2011

The undersigned hereby appoints George T. Sharp and Jewel S. Hunt, or either of them, as proxies each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of Tombstone Technologies, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380 on January 31, 2011 at 10:00 a.m. (CST), and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given by the person(s) executing this proxy, the shares will be voted (1) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, (2) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING, (3) “FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC., (4) ”FOR” THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK, AND (5) “FOR” THE RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

The Board of Directors recommends you vote FOR the below nominees and proposals:

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐ FOR all nominees listed below except as marked to the contrary.	☐ WITHHOLD authority to vote for all nominees Below.

George T. Sharp	Jewel S. Hunt	Lisa A. Hunt

2.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT WHENEVER THE VOTE OF STOCKHOLDERS AT A MEETING THEREOF IS REQUIRED OR PERMITTED TO BE TAKEN IN CONNECTION WITH CORPORATE ACTION, THE MEETING AND VOTE OF STOCKHOLDERS MAY BE DISPENSED WITH IF SHAREHOLDERS HOLDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE SUCH ACTION AT A MEETING AT WHICH ALL OF THE SHARES ENTITLED TO VOTE THEREON WERE PRESENT AND VOTED CONSENT TO SUCH ACTION IN WRITING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO HUNT GLOBAL RESOURCES, INC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THERE ARE AUTHORIZED 500,000,000 SHARES OF COMMON STOCK.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	PROPOSAL TO RATIFY THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEARS ENDING DECEMBER 31, 2010 AND 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL  MEETING,  YOU MAY SIGN AND RETURN  THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Number of shares of Series B

Preferred Stock owned

on December 24, 2010	Signature

(Typed or Printed Name)

Signature if held jointly

(Typed or Printed Name)

DATED:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED

AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY PROMPTLY.